Filed pursuant to Rule 497(e)
                                                   File Nos. 2-17277 and 811-987



                                 SIFE TRUST FUND
                        SUPPLEMENT DATED AUGUST 31, 2001
   TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2001


SIFE, the investment adviser to the SIFE Trust Fund (the "Fund"), has entered into an agreement to be acquired by a subsidiary of Wells Fargo & Company. In connection with the acquisition of SIFE, it is also proposed that the Fund will be reorganized into a newly created series of the Wells Fargo Funds Trust that has an investment objective substantially similar to the current Fund. The new Fund will be known as the Wells Fargo SIFE Specialized Financial Services Fund and will continue to be managed by Michael J. Stead, the Fund's Portfolio Manager since 1995.

The Fund's Board of Trustees has unanimously approved the proposed reorganization as being in the best interest of the Fund's shareholders, and has directed that the reorganization be presented to Fund shareholders for consideration and approval at a special shareholders' meeting. The reorganization is structured as a tax-free transaction, which will not trigger any sales charges and will not affect the aggregate value of a shareholder's investment. Additionally, Fund shareholders will not bear any of the costs associated with the reorganization.

The reorganization will be subject to a number of customary conditions, including approval of the reorganization by the Fund's shareholders. A proxy statement describing in greater detail the proposed acquisition of SIFE and the proposed reorganization of the Fund (including a discussion of the potential benefits to Fund shareholders of the reorganization) will be sent to Fund shareholders in October 2001. Those benefits include having the right to exchange Fund shares with the same class of shares in more than 71 other retail mutual funds that are part of the Wells Fargo Fund Family with no sales charge. The proxy statement will also confirm the date, time and location of the special Fund shareholder meeting which shareholders may attend.

If shareholders approve the reorganization and it is consummated, shareholders' accounts in the Fund will automatically be converted into shares of the Wells Fargo SIFE Specialized Financial Services Fund during the first quarter of 2002.

If you have any questions, please call us at (800) 231-0356.